Supplement dated March 17, 2006 to the following Prospectuses dated April 29, 2005 amended as of Oct. 3, 2005:
         Evergreen New Solutions Select Variable Annuity 45308 D (12/05) Evergreen Pathways(SM) Select Variable Annuity 45309 D (12/05)

At a regular meeting of the RiverSource(SM) Variable Portfolio Funds' shareholders held on Feb. 15, 2006, the merger of the RiverSource Variable Portfolio - New Dimensions Fund(R) into the RiverSource Variable Portfolio - Large Cap Equity Fund was approved. The merger is expected to take place on March 17, 2006. Upon the merger, the RiverSource Variable Portfolio - New Dimensions Fund(R) is no longer available as an investment option under these contracts.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR THE PRODUCT

45308-8 A (3/06)
* Valid until next prospectus update.
Destroy May 1, 2006